                                                                    EXHIBIT 99.2

                    UNITED BANKSHARES, INC. AND SUBSIDIARIES
                                 Charleston, WV
                               Stock Symbol: UBSI
                    (In Thousands Except for Per Share Data)

                                                            Three Months Ended                         Nine Months Ended
                                           -----------------------------------------------------   -------------------------
                                            September     September        June         March       September     September
Consolidated Statements of Income              2002          2001          2002         2002           2002          2001
                                           -----------   -----------   -----------   -----------   -----------   -----------
Interest & Loan Fees Income                 $  86,413     $  90,296     $  84,738     $  85,238     $ 256,389     $ 273,989
Tax Equivalent Adjustment                       2,725         2,920         2,779         2,803         8,306         8,685
                                            ---------     ---------     ---------     ---------     ---------     ---------
     Interest & Fees Income (FTE)              89,138        93,216        87,517        88,041       264,695       282,674
Interest Expense                               32,677        43,721        33,322        34,590       100,589       136,965
                                            ---------     ---------     ---------     ---------     ---------     ---------
     Net Interest Income (FTE)                 56,461        49,495        54,195        53,451       164,106       145,709

Loan Loss Provision                             1,823         4,145         1,675         2,227         5,725         8,787

Non-Interest Income:
  Inv. Securities Transactions                 (4,368)         (647)         (289)         (304)       (4,961)       (1,223)
  Trust Revenue                                 2,303         2,082         2,115         2,274         6,692         6,291
  Service Charges on Deposits                   8,299         6,764         7,833         7,155        23,287        19,428
  Income from Mortgage Banking Operations      11,203         7,343         7,148         6,450        24,801        19,037
  Other Non-Interest Revenue                    1,292           214           463           362         2,117         1,064
                                            ---------     ---------     ---------     ---------     ---------     ---------
     Total Non-Interest Income                 18,729        15,756        17,270        15,937        51,936        44,597
                                            ---------     ---------     ---------     ---------     ---------     ---------

Non-Interest Expense:
  Staff Expense                                21,595        15,650        19,158        17,614        58,367        45,579
  Occupancy & Equipment                         3,252         2,565         3,421         2,639         9,312         7,906
  Other Expenses                               12,903         9,525        11,667        10,826        35,396        28,160
  Amortization of Intangibles                     562           797           249           585         1,396         2,386
  OREO Expense                                    231           186           168           165           564           496
  FDIC Expense                                    154           159           166           201           521           804
                                            ---------     ---------     ---------     ---------     ---------     ---------
     Total Non-Interest Expense                38,697        28,882        34,829        32,030       105,556        85,331
                                            ---------     ---------     ---------     ---------     ---------     ---------

Pre-Tax Earnings (FTE)                         34,670        32,224        34,961        35,131       104,761        96,188

Tax Equivalent Adjustment                       2,725         2,920         2,779         2,803         8,306         8,685
                                            ---------     ---------     ---------     ---------     ---------     ---------

Reported Pre-Tax Earnings                      31,945        29,304        32,182        32,328        96,455        87,503

Taxes                                           9,592         9,524         9,976        10,507        30,075        28,587
                                            ---------     ---------     ---------     ---------     ---------     ---------

Net Income                                  $  22,353     $  19,780     $  22,206     $  21,821     $  66,380     $  58,916
                                            =========     =========     =========     =========     =========     =========

MEMO: Effective Tax Rate                        30.03%        32.50%        31.00%        32.50%        31.18%        32.67%

                    UNITED BANKSHARES, INC. AND SUBSIDIARIES
                                 Charleston, WV
                               Stock Symbol: UBSI
               (In Thousands Except for Share and Per Share Data)

                                              September 30  September 30
                                                  2002          2001
                                                  Q-T-D         Q-T-D      September 30    December 31    September 30
Consolidated Balance Sheets                      Average       Average         2002            2001           2001
                                              ------------  ------------   ------------    -----------    ------------
Cash & Cash Equivalents                       $   140,012    $   127,324    $   207,938    $   157,594    $   112,678

Securities Available for Sale                   1,132,555      1,152,393      1,099,589      1,147,280      1,189,026
Held to Maturity Securities                       273,401        284,257        272,819        281,436        283,673
                                              -----------    -----------    -----------    -----------    -----------
  Total Securities                              1,405,956      1,436,650      1,372,408      1,428,716      1,472,699
                                              -----------    -----------    -----------    -----------    -----------
     Total Cash and Securities                  1,545,968      1,563,974      1,580,346      1,586,310      1,585,377
                                              -----------    -----------    -----------    -----------    -----------

  Loans held for sale                             343,801        243,859        519,786        368,625        250,672

  Commercial Loans                              1,923,336      1,535,271      1,927,388      1,849,208      1,578,165
  Mortgage Loans                                1,285,366      1,276,683      1,281,962      1,313,891      1,312,352
  Consumer Loans                                  364,774        317,080        362,930        339,235        325,939
                                              -----------    -----------    -----------    -----------    -----------

     Loans & Leases, net of unearned income     3,573,476      3,129,034      3,572,280      3,502,334      3,216,456

Reserve for loan & Lease Losses                   (47,578)       (41,242)       (47,372)       (47,408)       (42,553)

Goodwill                                           91,895         33,514         91,575         80,848         33,132
Other Intangibles                                   5,022          3,695          6,315          7,750          3,593
                                              -----------    -----------    -----------    -----------    -----------
   Total Intangibles                               96,917         37,209         97,890         88,598         36,725

Real Estate Owned                                   4,441          2,462          4,368          2,763          2,622
Other Assets                                      111,963        126,837        121,275        130,553        116,591
                                              -----------    -----------    -----------    -----------    -----------
     Total Assets                             $ 5,628,988    $ 5,062,133    $ 5,848,573    $ 5,631,775    $ 5,165,890
                                              ===========    ===========    ===========    ===========    ===========

MEMO: Earning Assets                          $ 5,289,761    $ 4,785,560    $ 5,480,448    $ 5,301,211    $ 4,945,559
                                              ===========    ===========    ===========    ===========    ===========

Interest-bearing Deposits                     $ 3,148,543    $ 2,911,041    $ 3,194,596    $ 3,134,008    $ 2,898,826
Noninterest-bearing Deposits                      606,176        494,209        787,669        653,785        585,318
                                              -----------    -----------    -----------    -----------    -----------
   Total Deposits                               3,754,719      3,405,250      3,982,265      3,787,793      3,484,144

Short-term Borrowings                             536,403        426,878        589,769        527,128        462,556
Intermediate & Long-term Borrowings               689,650        703,754        689,056        745,255        705,278
                                              -----------    -----------    -----------    -----------    -----------
   Total Borrowings                             1,226,053      1,130,632      1,278,825      1,272,383      1,167,834

Other Liabilities                                 106,528         72,873         49,710         65,070         51,409
                                              -----------    -----------    -----------    -----------    -----------

     Total Liabilities                          5,087,300      4,608,755      5,310,800      5,125,246      4,703,387
                                              -----------    -----------    -----------    -----------    -----------

Common Equity                                     541,688        453,378        537,773        506,529        462,503
                                              -----------    -----------    -----------    -----------    -----------
     Total Shareholders' Equity                   541,688        453,378        537,773        506,529        462,503
                                              -----------    -----------    -----------    -----------    -----------

Total Liabilities & Equity                    $ 5,628,988    $ 5,062,133    $ 5,848,573    $ 5,631,775    $ 5,165,890
                                              ===========    ===========    ===========    ===========    ===========

                    UNITED BANKSHARES, INC. AND SUBSIDIARIES
                                 Charleston, WV
                               Stock Symbol: UBSI
               (In Thousands Except for Share and Per Share Data)

                                                                       Three Months Ended                       Year to Date
                                                      ---------------------------------------------------- ------------------------
                                                       September     September        June        March     September    September
Share Data:                                              2002           2001          2002        2002        2002         2001
                                                      ------------ ------------ ------------- ------------ -----------  -----------
Earnings Per Share:
     Basic                                            $      0.53  $      0.48  $      0.52  $      0.51  $      1.56  $      1.42
     Diluted                                          $      0.52  $      0.48  $      0.51  $      0.50  $      1.53  $      1.41

Common Dividend Declared Per Share                    $      0.24  $      0.23  $      0.23  $      0.23  $      0.70  $      0.68

High Common Stock Price                               $     31.65  $     28.33  $     32.25  $     29.97  $     32.25  $     28.33
Low Common Stock Price                                $     24.88  $     23.20  $     27.18  $     27.56  $     24.88  $     19.44

Book Value Per Share                                                            $     12.53  $     11.81  $     12.72  $     11.23
Tangible Book Value Per Share                                                   $     10.21  $      9.74  $     10.40  $     10.34

52-week High Common Stock Price                                                 $     32.25  $     29.97  $     32.25  $     28.33
    Date                                                                           05/06/02     03/28/02     05/06/02     08/23/01
52-week Low Common Stock Price                                                  $     23.20  $     21.55  $     24.88  $     17.25
    Date                                                                           09/21/01     04/17/01     07/24/02     10/18/00


EOP Shares Outstanding (Net of Treasury Stock):                                  42,560,428   42,812,217   42,277,711   41,179,287


Average Shares Outstanding: (Net of Treasury Stock):
     Basic                                             42,419,925   41,264,394   42,691,886   42,899,060   42,667,849   41,476,627
     Diluted                                           43,103,509   41,623,037   43,391,049   43,548,650   43,348,668   41,760,428

Memorandum Items:

Tax Applicable to Security Transactions                   ($1,529)       ($226)       ($101)       ($106)     ($1,736)       ($428)

Common Dividends                                      $    10,193  $     9,500  $     9,801  $     9,869  $    29,863  $    28,205

EOP Employees (full-time equivalent)                                                  1,399        1,340        1,445        1,276

                    UNITED BANKSHARES, INC. AND SUBSIDIARIES
                                 Charleston, WV
                               Stock Symbol: UBSI
               (In Thousands Except for Share and Per Share Data)

                                                                       Three Months Ended                       Year to Date
                                                     ---------------------------------------------------- --------------------------
                                                      September    September       June         March       September     September
Selected Yields and Net Interest Margin:                2002         2001          2002         2002          2002          2001
                                                     ------------ ------------ ------------ ------------- ------------- ------------
Loans                                                      6.89%     8.16%        7.14%         7.27%         7.10%         8.53%
Investment Securities                                      6.23%     6.71%        6.09%         6.23%         6.21%         6.90%
Money Market Investments/FFS                               1.72%     3.21%        1.27%         1.78%         1.67%         4.69%
   Average Earning Assets Yield                            6.71%     7.76%        6.81%         6.89%         6.82%         8.06%
Interest-bearing Deposits                                  2.42%     3.94%        2.60%         2.81%         2.61%         4.30%
Short-term Borrowings                                      2.02%     3.37%        2.02%         2.03%         2.02%         3.97%
Long-term Borrowings                                       6.19%     6.28%        6.19%         6.12%         6.17%         6.33%
   Average Liability Costs                                 2.96%     4.29%        3.11%         3.25%         3.11%         4.63%
     Net Interest Spread                                   3.75%     3.47%        3.71%         3.64%         3.71%         3.43%
     Net Interest Margin                                   4.26%     4.14%        4.22%         4.16%         4.22%         4.14%

Selected Financial Ratios:

Return on Average Common Equity                           16.37%    17.31%       17.02%        17.19%        16.85%        17.57%
Return on Average Assets                                   1.58%     1.55%        1.62%         1.61%         1.60%         1.59%
Loan / Deposit Ratio                                                                                         89.70%        92.32%
Loan Loss Reserve / Loans, net of unearned income                                                             1.33%         1.32%
Nonaccrual Loans / Loans, net of unearned income                                                              0.17%         0.26%
90-Day Past Due Loans/ Loans, net of unearned income                                                          0.19%         0.21%
Non-performing Loans/ Loans, net of unearned income                                                           0.36%         0.47%
Non-performing Assets/ Total Assets                                                                           0.30%         0.34%
Primary Capital Ratio                                                                                         9.92%         9.70%
Shareholders' Equity Ratio                                                                                    9.19%         8.95%
Price / Book Ratio                                                                                            2.28%         2.40%
Price / Earnings Ratio                                                                                       14.17%        14.31%
Efficiency Ratio                                          47.64%    42.34%       47.96%        44.88%        46.88%        43.05%

                                                      September    September    December     June         March
Credit Quality Data:                                    2002         2001         2001        2002          2002
                                                     -----------  ----------  ---------  -----------   ----------
EOP Non-Accrual Loans                                    $ 6,090     $ 8,386    $ 8,068      $ 7,384      $ 7,824
EOP 90-Day Past Due Loans                                  6,835       6,759      9,522        7,604        6,540
                                                     -----------  ----------  ---------  -----------   ----------
   Total EOP Non-performing Loans                        $12,925     $15,145    $17,590      $14,988      $14,364

EOP Non-performing Securities                                                    10,000       10,000      $10,000
EOP Other Real Estate & Assets Owned                       4,368       2,622      2,763        4,116        4,099
                                                     -----------  ----------  ---------  -----------   ----------
   Total EOP Non-performing Assets                       $17,293     $17,767    $30,353      $29,104      $28,463
                                                     ===========  ==========  =========  ===========   ==========

                                                                     Three Months Ended                        Year to Date
                                                     --------------------------------------------------  -------------------------
                                                      September     September      June        March       September    September
Charge-off Analysis:                                    2002          2001         2002         2002         2002          2001
                                                     -----------  ------------  ----------- -----------  ----------- -------------
Gross Charge-offs                                        ($2,410)     ($3,105)    ($2,187)     ($2,403)     ($7,000)     ($8,267)
Recoveries                                                   213          316         369          657        1,239        1,501
                                                     -----------  ------------  ----------  -----------  -----------   -----------
Net Charge-offs                                          ($2,197)     ($2,789)    ($1,818)     ($1,746)     ($5,761)     ($6,766)
                                                     ===========  ============  ==========  ===========  ===========   ===========